NATCOM MARKETING INTERNATIONAL, INC.

Audited financial statements

December 31, 2005 & 2004

July 25, 2006

Guaynabo, Puerto Rico

Independent Auditor's Report

To the Board of Directors

of NatCom Marketing International, Inc.:

I have audited the accompanying balance sheets of NatCom Marketing International, Inc. (the Company) (a Puerto Rico Corporation) as of December 31, 2005 and 2004, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NatCom Marketing International, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Armando Prieto Llorente,	July 25, 2006
Certified Public Accountant	Guaynabo, Puerto Rico

NatCom Marketing International, Inc.
Balance Sheets
As of December 31, 2005 & 2004

	2005	2004
ASSETS

Current Assets
Cash	$0	$1,879
Accounts Receivables Trade	163,840	216,580
Investment in common stocks	164,817	156,467
Internet investment	0	155,500
Barter credits	0	129,566
Total Current Assets	328,657	659,992

Property & Equipment (net of depreciation)
Computer Equipment	224,500	224,500
Furniture & fixtures	70,279	70,279
Leasehold Improvements	57,599	83,288
New office design	79,906	79,906
Less: Accumulated Depreciation & Amortization	(76,252)	(93,681)
Total Property & Equipment	356,032	364,292

Total Assets	$684,689	$1,024,284

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities
Cash (overdraft)	$4,372	$0
Accounts Payable Trade	106,110	42,579
Accrued Expenses	5,785	16,586
Total Current Liabilities	116,267	59,165

Long-Term Liabilities
Loan Payable - United Bank	149,989	149,941
Total Long-Term Liabilities	149,989	149,941

Total Liabilities	266,256	209,106

Stockholders’ Equity
Common Stock, $.001 par value; 1,000 shares authorized,
1,000 issued, & outstanding	1,000	1,000
Retained Earnings	417,433	814,178
Total Stockholders’ Equity	418,433	815,178

Total Liabilities & Stockholders’ Equity	$684,689	$1,024,284

NatCom Marketing International, Inc.
Statement of Income & Expenses, and Retained Earnings
For the years ended December 31, 2005 & 2004

	2005	2004

NET SALES	$497,163	$529,970

COST OF SALES
Special events	61,749	1,246
Media	52,657	48,907
Cost of Artwork Printing	38,542	6,527
Cost of DC	30,758	31,799
Cost of custom merchandise & promotion	28,652	4,578
Marketing research	25,675	21,456
Other direct costs	55,417	55,345
Total cost of sales	293,450	169,858

GROSS PROFIT	203,713	360,112

EXPENSES
Salaries	110,169	139,981
Postage, printing & stationary	45,764	3,881
Professional services	24,724	10,447
Office supplies & other expenses	23,650	7,356
Business development - Professional Services	20,706	2,550
Depreciation	17,025	32,560
Other deductions detail	47,420	117,411
Total Expenses	289,458	314,186

Income (loss) before income taxes and extraordinary item	(85,745)	45,926

Extraordinary Item - Loss in value of Internet investment of Safety Pouch	(311,000)	0

Provision for Income Taxes	0	0

NET INCOME (LOSS)	(396,745)	45,926

Retained earnings at beginning of year	814,178	768,252

Retained earnings at end of year	$417,433	$814,178

NatCom Marketing International, Inc.
Statement of Cash Flows
For the years ended December 31, 2005 & 2004

	2005	2004
Reconciliation of net income to net cash
provided by (used in) operating activities:

Net income (Loss)	($396,745)	$45,926

Adjustments to reconcile net income to net cash
provided by (used in ) operating activities:
Depreciation and amortization	17,025	32,560
Decrease (increase) in accounts receivables	52,740	181,254
Decrease (increase) in internet investment	155,500	(155,500)
Decrease (increase) in barter credits	129,566	111,284
Increase (decrease) in accounts payable trade	63,531	14,063
Increase (decrease) in accrued espenses	(10,801)	(75,527)

Total adjustments	407,561	108,134

Net cash provided by (used in) operating activities	10,816	154,060

Cash flows from investing activities:
Decrease (increase) in investment in common stocks	(8,350)	(19,771)
Net Purchase or adj. of property & equipment	(8,765)	(135,459)

Net cash used in investing activities	(17,115)	(155,230)

Cash flows from financing activities:

Long term debt	48	191

Net cash provided by (used in) financing activities	48	191

Net increase (decrease) in cash	(6,251)	(979)

Cash at the beginning of the year	1,879	2,858

Cash at end of year	($4,372)	$1,879

NATCOM MARKETING INTERNATIONAL, INC.

Notes to the Financial Statements

December 31, 2005 & 2004

Note 1 - Nature of Business

NatCom Marketing International, Inc. (the Company) was incorporated in the Commonwealth of Puerto Rico in March 1998; employer TIN 66-0554908. The Company is a sister company of NatCom Communications and is engaged in advertising, commercial art & graphics marketing, telemarketing, sales promotions, displays and designs, and other related activities.

Note 2 - Accounting Policies

The Significant accounting policies followed by the Company in the preparation of its financial statements are summarized below:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Although these estimates are based on the management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Account Receivable

Account Receivable presented in the balance sheets represent customers debts to the Company resulting from normal business transactions during the years. As of December 31, 2004 and 2005 no allowance for uncollectible amounts have been provided since, in the opinion of management, they will be fully paid within a reasonable time after year end.

Barter Credits

These credits were mostly acquired from the Miami Herald in partial payment of the amounts due to the Company. The Miami Herald from time to time received these credits for advertising; since they do not have the capabilities to sell these Barter credits; they negotiated them with the Company. Subsequent to December 31, 2004, the Company sold the Barter Credits to Skyauction, a large Internet travel site.

Investment in Common Stock

Customarily the Company does not acquire or maintain investments, other than those necessarily for the recurring day to day operations. However, the investment in Latpro Co. is an exception whereby Natcom Marketing acquired the common stock valued an approximately $165,000, in exchange for marketing services provided to Latpro.

Management has represented to us that Latpro is a very profitable enterprise with revenues over three (3) million. Management also has represented to us that the amount presented in the balance sheets as investment in common stock of Latpro represents the amount billed to this company for the marketing services rendered.

NATCOM MARKETING INTERNATIONAL, INC.

Notes to the Financial Statements

December 31, 2005 & 2004

Furniture & Fixtures, Equipment, & Leasehold Improvements

Computers, furniture and fixtures and equipment are stated at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. Management has represented to us, that although different useful lives are assigned to different types of property and equipment, on the average a five year useful life is use for all of the property and equipment.

Leasehold improvements and New office design is amortized on a straight-line basis over the term of the respective lease, or over their estimated useful lives, whichever is shorter.

Notes Payable

Loan payable represents a $150,000 bank loan with United Bank, Washington DC. The loan is secured by the Company’s accounts receivables and the interest rate is 2% over prime rate. The bank loan is renewable on an annual basis. Subsequent to the issuance of these financial statement $50,000 were paid on account to this loan, and another $50,000 have been committed to be paid at the closing of the transaction were Connected Media Technologies, Inc. acquires the Company. (See note below under the heading subsequent events).

The Company has only paid interest on the above loan of approximately $840 per month, for a total of approximately $10,100 on each of both calendar years, 2005 and 2004. In addition, to this interest expense, during 2004 National Communication Limited Corporation (a sister Company) charges approximately $15,000 of interest, arising from its commercial line of credits with SunTrust Bank.

Stockholders’ Equity

The owner of the Company has represented to us that common stock has been only issued to him and that no other class of stocks has been issued.

Note 3 -Extraordinary item - Loss in value of investment in Safety Pouch

Safety Pouch was a company organized to sell safety products to U.S. travelers using a material that is used to cover passenger’s luggage. NatCom Marketing provided consulting services as well as marketing services in exchange for stock; the $310,000 written off in 2005 represents the amount of services rendered by the Company. Safety Pouch closed operations in 2005 and the stock became worthless.

Note 4 - Other deduction & other direct cost

The detail of other direct costs included in cost of sale is:

	2005	2004

Materials & supplies	14,875	11,457
Travel	10,867	11,546
Auto allowance	8,549	8,756
Art expenses & supplies	6,657	4,367
Overnight services	3,943	6,214
Other direct costs	10,526	8,482
Cost of inflatable	0	4,523

Total	$55,417	$55,345

The detail of other deductions classified under the category is:

NATCOM MARKETING INTERNATIONAL, INC.

Notes to the Financial Statements

December 31, 2005 & 2004

	2005	2004

Interest	10,458	25,350
DC sales comm	9,922	3,256
Maint. & Repair	6,046	5,936
Insurance	4,400	7,691
Telephone	4,210	5,050
Payroll expenses	2,500	11,478
Vehicle expense	2,255	834
Art Department operating costs	1,800	432
Bank charges	1,749	365
Security	1,200	0
Other contributions & gifts	1,100	1,069
Property Tax	810	1,324
Unemployment	595	1,723
Charitable Contribution	300	625
Dues & Subscriptions	50	2,145
Travel	25	9,235
Rent	0	27,889
Health Insurance	0	5,748
Pension expenses	0	3,065
Other expenses	0	4,196

Total	$47,420	$117,411

Note 5 - Related Party Transaction

During the years 2004 and 2005, certain expenses paid by the sister Company National Communications were charged to the Company, based on utilization of space or personnel. Among the expenses shared by the two Companies, rent expense in the Company’s financial statements approximates 40% of the total rent expense (reduced by rent charged to customers which used the common facilities). In addition, as stated above, the Company also reimburses National Communication for 50% of the interest expense incurred on the SunTrust Bank line of credit. Salaries are also shared by the two Companies, during 2004 60% of the salary cost was charged to the Company; during 2005 70% was charged to National Marketing Int’l. Finally, cost of sales items such as Art expense and Supplies, Marketing research and cost of media are also shared by the two Companies.

Note 6 - Puerto Rico Income Taxes

The Company obtained a partial tax exemption grant under the PR Industrial Incentives Act of 1998. Under the grant, the Company was subject to a 7% income tax on its net income from eligible operations. NatCom Marketing benefited from this partial exemption until 2005, year on which the Company suffered a $240,000 net operating loss. Such loss is available to offset taxable income during the next seven (7) years, until 2012.

The Company follows the assets and liability method to account for income tax, which requires the recognition of income tax benefits for loss carry forwards and certain temporary differences arising between the tax basis of assets or liabilities and their reported amounts in the financial statements. Any tax benefit recognized must be reduced by valuation allowance in certain circumstances.

Since many types of transactions are susceptible to varying interpretation under the income tax laws and regulations, the aforementioned loss carry forwards may be subject to change at a later date upon final determination by taxing

NATCOM MARKETING INTERNATIONAL, INC.

Notes to the Financial Statements

December 31, 2005 & 2004

authorities.

Note 7 - References in Auditors’ Reports to the Standards of the Public Company Accounting Oversight Board

The Sarbanes-Oxley Act of 2002 authorized the Public Company Accounting Oversight Board (“PCAOB”) to establish auditing and related professional practice standards to be used by registered public accounting firms. PCAOB Rule 3100, Compliance with Auditing and Related Professional Practice Standards, requires the auditor to comply with all applicable auditing and related professional practice standards of the PCAOB.

The Board has adopted as interim standards, on an initial, transitional basis, the generally accepted auditing standards, described in the American Institute of Certified Public Accountants’ (“AICPA”) Auditing Standards Board’s Statement on Auditing Standards No. 95, Generally Accepted Auditing Standards, in existence on April 16, 2003.

Note 8 - Lease Commitments

A new lease agreement was entered into during 2005 for an office located in Miami, Florida. The Company’s lease agreement for the office facilities on Hato Rey, expired in December 2004.

Note 9 - Pending Litigation

The Company outside legal counselor inform us of the following potential pending dispute. The lawsuit by Massilon was filed in 2001 in the Court of Common Pleas, Stark County, Ohio, under Case No. 2001 CV 00275; it proceeded to final judgment in the principal amount of $88,970.46. The agreed judgment entry for that amount bears the date of September 20, 2001. It was never domesticated in Puerto Rico, where the subject company has its headquarters and assets. Instead, the claimant domesticated the judgment in Florida and proceeded to take discovery in aid of execution here. Management has tried to settle said claim for a portion of the judgment ($10,000) but, as of the date of these financial statements has been unable to settle.

Note 10 - Accounting Software and/or Hardware Failures

The accounting data for the year 2004 had to be entered for a second time in the Company’s computers due to the fact that the accounting software program or the computer itself failed. Management has represented to us that all the data that was lost in the program was adequately compiled and entered in the Company’s computers as beginning balances on July 2004. Unfortunately, subsequent to the auditors receiving the accounting data for years 2004 and 2005 in order to conduct the audit of the financial statements, the accounting software and/or hardware failed again making it impossible at the present time to access 2005 accounting information. We understand that the Company purchased new computer equipment and it is the process of recuperating the 2005 financial information.

Note 11 - Subsequent Events

On January 31, 2006, Connected Media Technologies, Inc. entered into a Stock Purchase Agreement and Share Exchange with Natcom Marketing International, Inc., a full-service marketing communications agency and the its shareholders. The agreement provides for Connected Media to acquire all of the outstanding shares of the Company in exchange for an amount of Connected Media common shares so that after such issuance, the Company shareholders shall hold fifty percent (50%) of Connected Media’s issued and outstanding shares. The close of the transaction is subject to the Company’s completion of two years of audited financial statements; the completion of each party’s due diligence, and certain other requirements. This transaction is expected to close during the second quarter of 2006.

NATCOM MARKETING INTERNATIONAL, INC.

Notes to the Financial Statements

December 31, 2005 & 2004

Note 12 - Reclassification

Certain amounts and disclosure notes for the prior year have been reclassified to conform to the 2005 presentation.

(End of Notes)

NATCOM MARKETING INTERNATIONAL, INC.

PRO-FORMA FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND JUNE 30, 2006

NATCOM MARKETING INTERNATIONAL, INC.
Proforma Balance Sheet
December 31, 2005

	Historical			Pro-forma Adjustments			Pro-Forma
	Natcom Marketing	Connected Media					Natcom Marketing
	International, Inc.	Technologies, Inc.					International, Inc.

ASSETS

Current Assets
Cash	$-	$1,408	$		$		$1,408
Accounts Receivable	163,840	0					163,840
Marketable Securities	164,817	0					164,817
Prepaid expenses		2,500					2,500
Total Current Assets	328,657	3,908					332,565

Machinery and equipment, net	356,032	11,064					367,096

Other Assets
Goodwill			4	16,253,792	5	16,253,792	0
Total Other Assets	-	-					-

Total Assets	$684,689	14,972		16,253,792		16,253,792	699,661

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current Liabilities

Bank Overdraft	$4,372						4,372
Accounts payable	106,110	123,407					229,517
Accounts payable - related parties		184,491					184,491
Accrued expenses	5,785	65,645					71,430
Accrued compensation - officers		389,645					389,645
Accrued payroll taxes payable		16,146					16,146
Accrued interest payable - related party		10,766					10,766
Accrued interest payable		59,165					59,165
Line of credit		248,375					248,375
Note payable - related party		202,000					202,000
Note payable		600,000					600,000
Total Current Liabilities	116,267	1,899,640					2,015,907
							-
Total Long Term Debt	149,989	-					149,989

Total Liabilities	266,256	1,899,640					2,165,896

Commitments and Contingencies (See Note 8)

Stockholders’ Deficiency

Common stock,	1,000	30,251	2	1,000			30,251
Additional paid-in capital	-	359,984	3	1,989,734	2	1,000	14,625,042
					4	16,253,792
Retained Earnings (Deficit)	417,433	(1,989,734)		16,253,792	3	1,989,734	(15,836,359)
	418,433	(1,599,499)		18,244,526		18,244,526	(1,181,066)
Less: Deferred equity line commitment fee		(134,417)					(134,417)
Less: Deferred compensation		(1,709)					(1,709)
Less: Deferred consulting		(14,043)					(14,043)
Less: Treasury stock (2,000,000 shares at cost)		(135,000)					(135,000)
Total Stockholders’ Deficiency	418,433	(1,884,668)		18,244,526		18,244,526	(1,466,235)

Total Liabilities and Stockholders’ Deficiency	$684,689	14,972		18,244,526		18,244,526	699,661

		(1)

Connected Media Technologies, Inc. and Subsidiaries
(A Development Stage Company)
Proforma Consolidated Statements of Operations

	Historical			Pro-forma Adjustments	Pro-Forma
	For the year ended	For the year ended			For the year ended
	December 31, 2005	December 31, 2005			December 31, 2005
	Natcom Marketing	Connected Media			Natcom Marketing
	International, Inc.	Technologies, Inc.			International, Inc.

Revenue, Net	$497,163	$-			$$497,163

Cost of Sales	293,450	-			293,450

Gross Profit	203,713	-			203,713

Operating Expenses
Payroll, contract services and stock based compensation	110,169	606,918			717,087
Professional fees	45,430	455,079			500,509
Printing and reporoduction	45,764	-			45,764
Research and development	-	27,977			27,977
Rent	-	26,151			26,151
Depreciation	17,025	7,014			24,039
Equity line commitment fee expense	-	104,356			104,356
General and administrative	71,070	209,565			280,635
Total Operating Expenses	289,458	1,437,060			1,726,518

Loss from Operations	(85,745)	(1,437,060)			(1,522,805)

Other Income (Expense)
Imparement Losses	(311,000)	-			(311,000)
Imparement Losses-Goodwill	-	-	5	16,253,792	(16,253,792)
Interest expense - related party	-	(8,023)			(8,023)
Interest expense	-	(122,025)			(122,025)
Total Other Income (Expense), net	(311,000)	(130,048)			(16,694,840)

Net Loss	$(396,745)	$(1,567,108)			$(18,217,645)

Net Income (Loss) Per Share - Basic and Diluted					(0.06)

Weighted average number of shares outstanding
during the period - basic and diluted					298,015,773

NATCOM MARKETING INTERNATIONAL, INC.
Proforma Balance Sheet
June 30, 2006

	Historical			Pro-forma Adjustments			Pro-Forma
	Natcom Marketing	Connected Media					Natcom Marketing
	International, Inc.	Technologies, Inc.					International, Inc.

ASSETS

Current Assets
Cash	$203	$9,205	$		$		$9,408
Accounts Receivable	67,892	0					67,892
Marketable Securities	320,317	0					320,317
Prepaid expenses		22,947					22,947
Prommissory Note		50,616					50,616
Total Current Assets	388,412	82,768					471,179

Machinery and equipment, net	356,032	8,531					364,563

Other Assets
Debt Issue Costs		24,072					24,072
Goodwill			4	16,253,792	5	16,253,792	0
Total Other Assets	-	24,072					24,072

Total Assets	$744,444	115,371					859,815

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current Liabilities

Accounts payable	67,740	110,558					178,298
Accounts payable - related parties		203,048					203,048
Accrued expenses	5,785	65,991					71,776
Accrued compensation - officers		318,879					318,879
Accrued payroll taxes payable		16,275					16,275
Accrued interest payable - related party		14,773					14,773
Accrued interest payable		307					307
Loan Payable		10,446					10,446
Line of credit		250,000					250,000
Note payable - related party		202,000					202,000
Convertible notes payable, net of discount of $748,618		369,382					369,382
Embedded conversion option liability		1,248,189					1,248,189
Warrant liability		32,699					32,699
Total Current Liabilities	73,525	2,842,547					2,916,072
							-
Total Long Term Debt	99,989	-					99,989

Total Liabilities	173,514	2,842,547					3,016,061

Commitments and Contingencies (See Note 8)

Stockholders’ Deficiency

Common stock,	1,000	30,631	2	1,000			30,631
Additional paid-in capital	-	776,002	3	1,989,734	2	1,000	15,041,060
					4	16,253,792
Retained Earnings (Deficit)	569,930	(3,132,692)		16,253,792	3	1,989,734	(16,826,820)
	570,930	(2,326,059)					(1,755,129)
Less: Deferred consulting		(1,292)					(1,292)
Less: Treasury stock (2,000,000 shares at cost)		(399,825)					(399,825)
Total Stockholders’ Deficiency	570,930	(2,727,176)					(2,156,246)

Total Liabilities and Stockholders’ Deficiency	$744,444	115,371					859,815

Connected Media Technologies, Inc. and Subsidiaries
(A Development Stage Company)
Proforma Consolidated Statements of Operations

	Historical			Pro-forma Adjustments	Pro-Forma
	For the six months ended	For the six months ended			For the six months ended
	June 30, 2006	June 30, 2006			June 30, 2006
	Natcom Marketing	Connected Media			Natcom Marketing
	International, Inc.	Technologies, Inc.			International, Inc.

Revenue, Net	$151,250	$40,000			$$191,250

Cost of Sales	112,159	9,362			121,521

Gross Profit	39,091	30,638			69,729

Operating Expenses
Payroll, contract services and stock based compensation	4,917	562,342			567,259
Professional fees	8,100	99,210			107,310
Printing and reporoduction	-	-			0
Research and development	-	4,006			4,006
Rent	17,330	1,220			18,551
Depreciation	-	2,532			2,532
Equity line commitment fee expense	-	134,417			134,417
Restructuring fees		106,000			106,000
General and administrative	2,920	89,475			92,395
Total Operating Expenses	33,267	999,202			1,032,469

Loss from Operations	5,824	(968,564)			(962,740)

Other Income (Expense)
Other Income		616			616
Imparement Losses	-	-			-
Imparement Losses-Goodwill	-	-	5	16,253,792	(16,253,792)
Gain on settlement and transfer of property with officer	-	450,577			450,577
Change in fair market value of embedded conversion option liability	-	(351,797)			(351,797)
Change in fair market value of warrant liability	-	142,276			142,276
Interest expense - related party	-	(4,126)			(4,126)
Interest expense	(8,769)	(411,940)			(420,709)
Total Other Income (Expense), net	(8,769)	(174,394)			(16,436,955)

Net Loss	$(2,945)	$(1,142,959)			$(17,399,696)

Net Income (Loss) Per Share - Basic and Diluted					(0.06)

Weighted average number of shares outstanding
during the period - basic and diluted					291,066,443

NATCOM MARKETING INTERNATIONAL, INC.

NOTES TO PRO-FORMA FINANCIAL STATEMENTS

(Unaudited)

(1)

The accompanying pro-forma financial information shows the financial statements of Natcom Marketing International, Inc. and Connected Media Technologies, Inc. regarding a planned merger with Natcom Marketing International, Inc. as the surviving entity. For the 2005 pro forma financial statements, the pro-forma adjustments to the balance sheet give effect to the merger as if it occurred on December 31, 2005 and the pro-forma statement of operations gives effect to the merger as if it occurred on January 1, 2005. For the 2006 pro forma financial statements, the pro-forma adjustments to the balance sheet give effect to the merger as if it occurred on June 30, 2006 and the pro-forma statement of operations gives effect to the merger as if it occurred on January 1, 2006. Natcom Marketing International, Inc. and Connected Media Technologies, Inc. are operating companies and therefore, since Natcom Marketing International, Inc management will obtain control of the merged entity, the merger is accounted for as a reverse acquisition with Natcom Marketing International, Inc being the acquirer for accounting purposes. Accordingly, the assets and liabilities of Connected Media Technologies, Inc. are recorded at their fair value on the books of Natcom Marketing International Inc. with a balancing charge to additional paid-in capital.

(2)	To adjust common stock to that of the merger combined.

(3)	To eliminate the accumulated deficit of the accounting acquiree, Connected Media Technologies, Inc.

(4)

To record as goodwill, the excess of purchase price over the net liabilities acquired from Connected Media Technologies, Inc. Purchase price is computed as the shares of Connected Media Technologies, Inc, to be issued to Natcom Marketing International, Inc. shareholders (approximately 300,000,000 shares) times the average trading price (approximately $.045) during the period prior to the agreement date of January 31, 2006 and after the announcement date of February 8, 2006.

(5)	To impair goodwill since cash flow projections for Connected Media Technologies, Inc. do not support goodwill.

NatCom Marketing International, Inc.
Balance Sheet
As of June 30, 2006

30-Jun
2006
ASSETS

Current Assets
Cash	$ 1,203
Accounts Receivables Trade	66,891
Investment in common stocks	320,317
Internet investment	0
Other credits	0
Total Current Assets	$ 388,411

Property & Equipment (net of depreciation)
Computer Equipment	224,500
Furniture & fixtures	70,279
Leasehold Improvements	57,599
New office design	79,906
Less: Accumulated Depreciation & Amortization	-76,252
Total Property & Equipment	$ 356,032

Total Assets	$ 744,443

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable Trade	$ 67,739
Other Current Liabilities	5,785
Total Current Liabilities	$ 73,524

Long-Term Liabilities
Loan Payable - United Bank	$ 99,989
Total Long-Term Liabilities	$ 99,989

Total Liabilities	$ 173,513

Stockholders’ Equity
Common Stock, $.001 par value; 1,000 shares authorized,
1,000 issued, & outstanding	$ 1,000
Retained Earnings	569,930
Total Stockholders’ Equity	$ 570,930

Total Liabilities & Stockholders’ Equity	$ 744,443

NatCom Marketing International, Inc.
Statement of Operations
For the Six Months ended June 30, 2006 & 2005

	Jun.30	Jun.30
	2006	2005

NET SALES	$151,250	$2,133

COST OF SALES
Special events	15,822	0
Media	54,747	0
Cost of Artwork Printing	0	0
Cost of DC	39,090	0
Cost of custom merchandise & promotion	0	0
Marketing research	0	0
Other direct costs	2,500	1,912
Total cost of sales	112,159	1,912

GROSS PROFIT	39,091	221

EXPENSES
Salaries	3,973	2,050
Postage, printing & stationary	0	0
Professional services	8,020	8,088
Office supplies & other expenses	17,330	475
Business development - Professional Services	3,196	0
Depreciation	3,168	3,200
Other deductions detail	459	382
Total Expenses	36,146	14,195

Income (loss) before income taxes and extraordinary item	2,945	-13,974

Provision for Income Taxes	0	0

NET INCOME (LOSS)	2,945	-13,974

NatCom Marketing International, Inc.
Statement of Cash Flows
For the Six Months ended June 30, 2006 & 2005

	Jun.30	Jun.30
	2006	2005
Reconciliation of net income to net cash
provided by (used in) operating activities:

Net income (Loss)	($2,945)	($13,674)

Adjustments to reconcile net income to net cash
provided by (used in ) operating activities:
Depreciation and amortization	-356,032	-356,032
Decrease (increase) in accounts receivables	-67,891	-2,132
Decrease (increase) in internet investment	155,500	155,500
Decrease (increase) in barter credits	0
Increase (decrease) in accounts payable trade	67,739	10,474
Increase (decrease) in accrued espenses	5,785	-4,481

Total adjustments	-194,899	-196,671

Net cash provided by (used in) operating activities	-389,798	-393,342

Cash flows from investing activities:
Decrease (increase) in investment in common stocks	-320,317	-164,817
Net Purchase or adj. of property & equipment	-8,765	-8,765

Net cash used in investing activities	-329,082	-173,582

Cash flows from financing activities:
Loans from United Bank	99,989	149,989
Retained Earning	573,933	417,433
Long term debt	0	0

Net cash provided by (used in) financing activities	673,922	567,422

Net increase (decrease) in cash	261	498

Cash at the beginning of the year	942	0

Cash at end of the period	$1,203	$498

Q-2 for NMI

Note 1 - Nature of Business

NatCom Marketing International, Inc. (the Company) was incorporated in the Commonwealth of Puerto Rico in March 1998; employer TIN 66-0554908. The Company is a sister company of NatCom Communications and is engaged in advertising, commercial art & graphics marketing, telemarketing, sales promotions, displays and designs, and other related activities.

Note 2 - Accounting Policies

The Significant accounting policies followed by the Company in the preparation of its financial statements are summarized below:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Although these estimates are based on the management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Account Receivable

Account Receivable presented in the balance sheets represent customers debts to the Company resulting from normal business transactions during the years. As of December 31, 2005 and 2006 no allowance for uncollectible amounts have been provided since, in the opinion of management, they will be fully paid within a reasonable time after year end.

Barter Credits

These credits were mostly acquired from the Miami Herald in partial payment of the amounts due to the Company. The Miami Herald from time to time received these credits for advertising; since they do not have the capabilities to sell these Barter credits; they negotiated them with the Company. Subsequent to December 31, 2004, the Company sold the Barter Credits to Skyauction, a large Internet travel site.

Investment in Common Stock

Customarily the Company does not acquire or maintain investments, other than those necessarily for the recurring day to day operations.

Furniture & Fixtures, Equipment, & Leasehold Improvements

Computers, furniture and fixtures and equipment are stated at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. Management has represented to us, that although different useful lives are assigned to different types of property and equipment, on the average a five year useful life is use for all of the property and equipment.

Leasehold improvements and New office design is amortized on a straight-line basis over the term of the respective lease, or over their estimated useful lives, whichever is shorter.

Notes Payable

Loan payable represents a $99,989 bank loan with United Bank, Washington DC. The loan is secured by the Company’s accounts receivables and the interest rate is 2% over prime rate. The bank loan is renewable on an annual basis.

Stockholders’ Equity

The owner of the Company has represented to us that common stock has been only issued to him and that no other class of stocks has been issued.

Note 3 -Extraordinary item - Loss in value of investment in Safety Pouch

There were no extraordinary items during this period of time.

Note 4 - Other deduction & other direct cost

The detail of other direct costs included in cost of sale is:

	2006	2005

Bank Charges	-1,315	382
Taxes	944	0
Contributions	750	0
Other direct costs	80	0

Total	$459	$382

Note 5 - Related Party Transaction

During the years 2005 and 2006, certain expenses paid by the sister Company National Communications were charged to the Company, based on utilization of space or personnel. Among the expenses shared by the two Companies, rent expense in the Company’s financial statements approximates 40% of the total rent expense (reduced by rent charged to customers which used the common facilities). Salaries are also shared by the two Companies, during 2005 60% of the salary cost was charged to the Company; during 2006 70% was charged to National Marketing Int’l. Finally, cost of sales items such as Art expense and Supplies, Marketing research and cost of media are also shared by the two Companies.

Note 6 - Puerto Rico Income Taxes

The Company obtained a partial tax exemption grant under the PR Industrial Incentives Act of 1998. Under the grant, the Company was subject to a 7% income tax on its net income from eligible operations. NatCom Marketing benefited from this partial exemption until 2005, year on which the Company suffered a $240,000 net operating loss. Such loss is available to offset taxable income during the next seven (7) years, until 2012.

The Company follows the assets and liability method to account for income tax, which requires the recognition of income tax benefits for loss carry forwards and certain temporary differences arising between the tax basis of assets or liabilities and their reported amounts in the financial statements. Any tax benefit recognized must be reduced by valuation allowance in certain circumstances.

Since many types of transactions are susceptible to varying interpretation under the income tax laws and regulations, the aforementioned loss carry forwards may be subject to change at a later date upon final determination by taxing authorities.

Note 7 - Lease Commitments

A new lease agreement was entered into during 2005 for an office located in Miami, Florida. The Company’s lease agreement for the office facilities on Hato Rey, expired in December 2004.

Note 8 - Pending Litigation

The Company outside legal counselor inform us of the following potential pending dispute. The lawsuit by Massilon was filed in 2001 in the Court of Common Pleas, Stark County, Ohio, under Case No. 2001 CV 00275; it proceeded to final judgment in the principal amount of $88,970.46. The agreed judgment entry for that amount bears the date of September 20, 2001. It was never domesticated in Puerto Rico, where the subject company has its headquarters and assets. Instead, the claimant domesticated the judgment in Florida and proceeded to take discovery in aid of execution here. Management has tried to settle said claim for a portion of the judgment ($10,000) but, as of the date of these financial statements has been unable to settle.

Note 9 - Accounting Software and/or Hardware Failures

The accounting data for the year 2004 had to be entered for a second time in the Company’s computers due to the fact that the accounting software program or the computer itself failed. Management has represented to us that all the data that was lost in the program was adequately compiled and entered in the Company’s computers as beginning balances on July 2004. Unfortunately, subsequent to the auditors receiving the accounting data for years 2004 and 2005 in order to conduct the audit of the financial statements, the accounting software and/or hardware failed again making it impossible at the present time to access 2005 accounting information. We understand that the Company purchased new computer equipment and it is the process of recuperating the 2005 financial information.

Note 10 - Subsequent Events

On January 31, 2006, Connected Media Technologies, Inc. entered into a Stock Purchase Agreement and Share Exchange with Natcom Marketing International, Inc., a full-service marketing communications agency and the its shareholders. The agreement provides for Connected Media to acquire all of the outstanding shares of the Company in exchange for an amount of Connected Media common shares so that after such issuance, the Company shareholders shall hold fifty percent (50%) of Connected Media’s issued and outstanding shares. The close of the transaction is subject to the Company’s completion of two years of audited financial statements; the completion of each party’s due diligence, and certain other requirements. This transaction is expected to close during the second quarter of 2006.

Note 11 - Reclassification

Certain amounts and disclosure notes for the prior year have been reclassified to conform to the 2005 presentation.